Exhibit 99.1

2020 EEI FINANCIAL CONFERENCE November 9 - 11, 2020

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) financial measure that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include non-GAAP financial measures referencing 2020 earnings and EPS excluding certain acquisition costs and second quarter 2019 earnings and EPS excluding the NPT impairment charge. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2020 and 2019 results without including these items. Management believes the acquisition costs and the NPT impairment charge are not indicative of Eversource Energy's ongoing costs and performance. Due to the nature and significance of these items on net income attributable to common shareholders, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; the negative impacts of the novel coronavirus (COVID-19) pandemic on our customers, vendors, employees, regulators, and operations; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures, changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

1

Eversource is the Largest New England Utility and 1 of the 10 Largest in the United States Eversource Electric Customers 3.22 million Natural Gas Customers 880,000 Water Customers 220,000 Employees 9,000 2

Eversource’s Total Shareholder Return Has Outperformed Significantly in Both the Short and Long Term 3 Total Shareholder Return YTD Oct. 31, 2020 2019 3 - Year* 5 - Year* 10 - Year* Eversource 4.7% 34.4% 68.7% 85.8% 356.7% EEI 39 - Company Index - 2.8% 25.8% 45.7% 64.4% 214.0% S&P 500 2.6% 31.5% 53.2% 73.9% 256.7% *3 - year, 5 - year, and 10 - year for periods ended 12/31/19

4 Eversource Gas of MA Earnings Expected to Supplement 5 - 7% EPS CAGR through 2024 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020E* 2021E 2022E 2023E 2024E *Excludes merger and integration costs in 2012 - 2015, NPT charge in 2019, and acquisition and integration costs in 2020 Expected higher than 5% - 7% after larger offshore wind projects enter service $3.60 - $3.70

Dividend Growth Continues to Outperform Peers 5 Annualized Dividend 5% - 7% $1.78 $2.02 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2016 2017 2018 2019 2020 Payout Ratios: 60% 61% 62% 62%* +$0.11 +$0.12 +$0.12 +$0.12 $2.27 $1.90 $2.14 *Excludes charges related to NPT in 2019 +$0.13

2020 Guidance, Long - Term Growth Rate Intact Key 2020 Earnings Drivers EPS Range $3.60 - $3.70* • Distribution rate adjustments • Transmission capital investments • Distribution capital tracking programs • Higher depreciation and property taxes • Higher interest expense • Higher share count 6 Long - Term Growth 5% - 7% *Excludes costs associated with the acquisition of assets of Columbia Gas of Massachusetts

Regulated Utility Capital Investment Program 7

8 $889 $994 $1,030 $910 $832 $855 $711 $668 $1,082 $1,145 $1,221 $1,347 $1,208 $1,162 $1,170 $1,234 $335 $404 $453 $470 $498 $501 $507 $537 $14 $102 $110 $124 $127 $134 $147 $153 $152 $185 $239 $220 $169 $165 $171 $171 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2017A 2018A 2019A 2020E 2021E 2022E 2023E 2024E Transmission Electric Distribution and MA Solar Natural Gas Distribution Water IT and Facilities $2,817 $2,834 $ In Millions Projected Capital Expenditures For Core Businesses $3,053 $2,830 $2,472 $14.2 Billion 2020 - 2024 $3,071 $2,706 $2,763 Note: Projections exclude Eversource Gas of MA

9 Key Expected Changes • Adding Eversource Gas Company of MA capital program • Annual updates for electric, natural gas and water distribution • Electric Transmission update to reflect refined cost estimate, completion of several projects, and additional projects identified as needed for reliability since the beginning of 2020 • Seacoast, Hartford area and Greenwich substation projects placed in service in 2020 • Investment in 12 upgrades in southeastern Massachusetts (SEMA projects) to be updated in February 2021 forecast — capex now expected to be $175 million • New MA legislation allowing expansion of utility - owned solar generation • Has been enacted in the House; awaiting conference committee • Allows utilities to own up to 10% of solar amount on its system – 300 MW (230 MW additional) permitted for NSTAR Electric • Update for new 3 - year MA Grid Mod Plan (2022 - 2024) • Schedule in CT grid mod docket currently unclear We Plan to Update 5 - Year Cap Ex Plan Through 2025 During Year - End 2020 Earnings Call

Eversource Has Acquired MA Natural Gas Assets of NiSource

Transaction Details

- Transaction closed on October 9
- All-cash $1.1 billion* transaction (1.1x rate base)
- Transaction pre-financed; equity sold in June; debt in August
- Expected to be accretive over first 12 months and incrementally accretive over following years

Company Details

- Number of customers: ~ 330,000
- Communities served: 65 (~ 20 served by NSTAR Electric)
- Owned LNG storage: 1.83 bcf
- Annual customer growth rate (2018-2019): 1.4%
- Total miles of main: ~5,000


NSTAR Gas and Yankee Gas
Eversource Gas Company of Massachusetts

*Excludes working capital adjustments

10

Key Elements of Settlement Approved by MA DPU on October 7 ▪ Joint settlement with MA AG, DOER, NiSource and low - income network ▪ Eight - year rate plan ▪ Day One rate base of approximately $1 billion ▪ Authorized ROE: 9.7% ▪ Authorized equity in capital structure of 53.25% ▪ General rate increases of $13 million on 11/1/21 and $10 million on 11/1/22 ▪ GSEP - related rate changes continue annually (pipe replacement rate under GSEP to continue at 45 miles/year) ▪ Report on status of Eversource Gas of MA system due to the DPU by 9/1/21 with proposed work plan ▪ Additional base rate adjustments tied to non - GSEP investments on 11/1/24 and 11/1/27 ▪ NiSource paid $56 million in lieu of penalties: – $41 million to establish a Merrimack Valley Renewal Fund – $15 million for Arrearage Forgiveness 11

12 NSTAR Electric Clean Energy and Grid Modernization Initiatives Grid Modernization: • Approved $133 million in grid facing investments in visibility and automation • New 2022 - 2024 plan expected to DPU by mid - 2021 Solar: • All sites now in service • 70 MW in operation – enough to power 11,000 homes Storage: • Construction underway on Cape Cod project; permitting continues on Martha’s Vineyard project • Completion expected in 2021 at a combined cost of $55 million EV Infrastructure: • Executing on $45 million effort to enable 3,500 new charging ports • Expected completion by early/mid 2021

Key Elements of Eversource’s Grid Mod Filing in CT AMI • Recommend a full rollout to all CL&P customers by the end of 2024 • Significant economic, environmental and operational benefits for the state, 1.25 million CL&P customers • $500 million capital investment from 2021 - 2025 with most spending in 2022 - 2024 • Most CL&P meters currently in the field near the end of their life expectancy 13 Electric Vehicle Infrastructure • Rollout to include 3,000 level - 2 chargers, 20 DC fast chargers, 2,500 single - family homes • Three - year rollout, $55 million program includes $20 - $25 million of capital • No utility ownership beyond the meter

Projected Investment in Pipe Replacements 2019 - 2024 All With Timely Cost Recovery $68 $72 $79 $87 $95 $103 $113 $112 $126 $130 $137 $144 $181 $184 $205 $217 $232 $247 $0 $50 $100 $150 $200 $250 2019A 2020E 2021E 2022E 2023E 2024E CT Accelerated Replacement Program MA Gas System Enhancement Program 14 Consistent with our sustainability strategy, we replaced 90 miles of cast iron and steel pipe with safer, more durable plastic in 2019. $ in Millions Note: Excludes expenditures of Eversource Gas Company of Massachusetts.

15 Incremental Investments Expected to Grow Aquarion Rate Base Nearly 3 Times Faster Than Before Eversource Acquisition $690 $710 $740 $760 $820 $887 $927 $996 $1,077 $1,167 $1,257 2014A 2015A 2016A 2017A 2018A 2019A 2020E* 2021E* 2022E* 2023E* 2024E* Year - End Rate Base $ in Millions *Reflects rate base reduction due to the closing on July 31, 2020 of the Town of Hingham, MA acquisition of Aquarion MA’s assets in Hingham, Hull, and N. Cohasset for approximately $110 million

Eversource Offshore Wind Initiative 16

Offshore Wind – Delivering On The Northeast’s Energy & Environmental Policy Goals 17 Eversource - Ørsted’s Offshore Wind Portfolio Power for more than 2 million homes Reduces GHG emissions by more than 6 million tons Equivalent to removing more than 1 million cars from the road Offshore Wind Benefits ▪ Improves winter reliability by reducing dependence on constrained pipeline networks ▪ Significant local and national job creation ▪ Billions invested in modernizing regions maritime infrastructure ▪ Near to demand centers ▪ Utilizes existing transmission infrastructure

Expected Timeline For Eversource-Ørsted Projects

South Fork Wind | Powered by Ørsted & Eversource

Size:

- 130 MW

Year 1 Price:

- ~ $160.33/MWH for 90 MW
- ~ $86.25/MWH for 40 MW
- (avg. annual escalator: 2%)

Contract Status:

- Negotiating agreement to increase original 90 MW to 130 MW. NY Comptroller and AG approval required

Most Recent In-Service Date:

- End of 2023

Permitting Update:

- BOEM released a review schedule in late August. COP decision due in January 2022

Revolution Wind | Powered by Ørsted & Eversource

Size:

- 704 MW

Year 1 Price:

- $98.43/MWH for RI (no escalator)
- CT pricing not disclosed

Contract Status:

- 400 MW for RI approved
- 304 MW for CT approved

Most Recent In-Service Date:

- Unlikely to achieve end of 2023 in-service date

Permitting Update:

- BOEM COP application filed on 3/13/20. BOEM review schedule expected in early 2021.

Sunrise Wind | Powered by Ørsted & Eversource

Size:

- 880 MW

Year 1 Price:

- $110.37/MWH
- (no escalator)

Contract Status:

- Contract signed with NYSERDA in October 2019

Most Recent In-Service Date:

- Unlikely to achieve end of 2024 in-service date

Permitting Update:

- BOEM COP application filed on 9/1/2020. BOEM review schedule expected in 2021

18

19 Remaining Lease Capacity Is Well - Positioned To Maintain Our Disciplined Growth Strategy Ørsted & Eversource Leases 7.2 GW Remaining 1.6 GW Remaining 1.2 GW Remaining 0.6 GW Remaining 0 2 4 6 8 10 NY MA CT RI GW Awarded Authorized State Offshore Wind Procurement Authority

Regulatory Update 20

21 2020 Rate Cases • PSNH filed a general rate case to raise annual base distribution rates by approximately $70 million, including an increase sought on a temporary basis • On 6/27/19, NHPUC allowed PSNH to raise annual distribution rates by $28 million on a temporary basis, effective 7/1/19, until decision on permanent rates is effective. Once permanent rates are approved, revenues will be reconciled back to 7/1/19. • Settlement with all rate case parties filed with NHPUC on 10/9/20. Key elements include: • Annualized increase of $45 million, including $28 million temporary increase that was effective 7/1/19 • 9.3% ROE; 54.4% equity; 45.6% debt in capital structure • Additional increases allowed to reflect capital additions in 2019 - 2021 • NHPUC approval sought by 11/28/20 • New rates effective 1/1/21 PSNH • On 11/8/19, NSTAR Gas filed a rate request seeking a $38 million base rate adjustment, effective 10/1/20 • On 10/30/20, the DPU issued a decision to allow a $23 million annualized increase, effective 11/1/20 and to be implemented in bills beginning 12/1/20 • 9.9 percent ROE • 54.77 percent equity in capital structure • Performance - based ratemaking approved for a 10 - year term • Inflation plus 1.03 percent • Recent capital additions approved • Geothermal pilot approved • Earnings sharing with 75 percent to customer above 10.9 percent ROE NSTAR Gas

22 ▪ Effective Date: 5/1/18 ▪ Authorized ROE: 9.25% ▪ Term: 3 years ▪ Base rate increases: 5/1/18 = $64.3M 5/1/19 = $31.1M 5/1/20 = $29.2M ▪ Tracking mechanism for capex over $270 million ▪ Effective date: 11/15/18 ▪ Authorized ROE: 9.3% ▪ Base rate increases: 11/15/18 = $1.4M 1/1/20 = $15.8M 1/1/21 = $13M ▪ 2020 and 2021 ▪ Revenue decoupling ▪ Tracking mechanism for aging infrastructure replacements and for capex over $150 million Previous Distribution Rate Decisions Yankee Gas Rate Settlement CL&P Rate Settlement NSTAR Electric Rate Decision ▪ Effective Date: 2/1/18 ▪ Authorized ROE: 10% ▪ Term: 5 years ▪ Base rate decrease of $19 million on 2/1/18 (net of tax reform) followed by inflation - adjusted increases from 2019 - 2022 ▪ Base rate increases to date: 1/1/19 = $31.5M 1/1/20 = $33.6M ▪ Key Provisions: Revenue decoupling; approval of grid modernization expenditures with tracking for battery storage; EV infrastructure

23 FERC Transmission New England ROE Update • Current base: 10.57%; Cap: 11.74% (2014 Opinion 531A) • Oct. 2018 FERC Order in New England ROE cases proposed a new methodology to address issues raised by Court in vacating Opinion 531A (New England ROE Complaint I) • This new methodology provided a path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs • Briefs and reply briefs filed in early 2019; timing of decision remains unclear • Original FERC - proposed new methodology averaged DCF, CAPM, risk premium, expected earnings • Illustrative base: 10.41%; Cap: 13.08% (Oct. 2018 proposed new method) • FERC changed methodology in revised May 2020 MISO TO Order and applied only DCF, CAPM and risk premium methodologies. No date given for New England ROE decision. • In March 2020, FERC issued a NOPR asking for comments on several items related to incentives, including raising RTO adder from 50 bps to 100 bps and capping incentives at 250 bps • ES incentives now capped at 11.74%, 117 bps above 10.57% base

Historic Storm Comparison Damage comparison of Tropical Storm Isaias, Superstorm Sandy, the October ’11 Nor’easter, and Superstorm Sandy. Measured using standard major exclusion day metric from date of the event to the last major exclusion day. The duration of time from the event to substantial completion at 1% or less in every municipality was 7.5 days. 24 Tropical Storm Irene. Damage comparison of Tropical Storm Isaias, Superstorm Sandy, the October 2011 Nor’easter, and Tropical Storm Irene October 2011

25 New Legislation and PURA Storm Review Key Points of Legislation ▪ Nov 20 – Rebuttal to Nov 6 th pre - filed testimony due ▪ Dec 14 - 22 – Evidentiary hearings ▪ Feb 5 - Briefs (tentative) ▪ Feb 19 – Reply briefs (tentative) ▪ Mar 19 – Draft decision (tentative) ▪ Apr 28 – Final decision (tentative) ▪ Directs PURA to evaluate a performance - based regulation and to open a docket by 6/1/21 ▪ Extended the timeline for rate cases from 6 months to nearly 12 months ▪ Authorizes PURA to establish storm restoration standards, along with potential penalties and payments for failure to meet those standards; i.e., daily outage credit, food and medical reimbursement ▪ Increases the amount of potential penalties from 2.5% to 4% of “distribution” revenues ▪ Suggests PURA open a review to determine implementation of interim rate decreases and low - income and economic development rates ▪ Docket has been opened Remaining PURA Schedule

ESG at Eversource 26

Eversource Executing Its Business Plan During COVID - 19 Crisis ▪ Extensive efforts to protect employees, moving to remote working, hygienically cleaning facilities and fleet, promoting social distancing ▪ Essential field work continues with states exempting utility work from statewide business restrictions ▪ Since early March, approximately 4,000 employees normally working in ES facilities successfully redeployed to work remotely, including vast majority of customer service representatives ▪ Safety protocols were tested during 9 - day power restoration effort following Tropical Storm Isaias in August, but organization executed extremely well, even while housing more than 6,000 workers aiding in restoration ▪ Moratorium on customer shut - offs in all states, unless safety issue ▪ No significant supply issues 27

28 Eversource GHG Emissions in Metric Tonnes CO2e Eversource Only US Energy Utility Targeting Carbon Neutrality By 2030 Reducing our Carbon Footprint from Corporate Operations HOW WE’LL GET THERE • Reduce our own energy use by improving the efficiency of our facilities and reducing fleet emissions. • Reduce line losses in the electric transmission and distribution system. • Reduce sulfur hexafluoride in our electrical gas - insulated switchgear. • Replace remaining bare steel and cast - iron mains in our natural gas distribution system to improve safety and eliminate methane leaks. 22,041,842 2,593,229 2,273,321 1,454,920 1,226,820 815,150 0 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 Base Year 1990 2014 2015 2016 2017 2018 96% Decline from 1990 to 2018

Eversource Recognized as the Leading Energy Company 29 #1 Energy and Utilities Company on Newsweek magazine’s Most Responsible Companies list Eversource became a Most Honored Company in 2020 Top level ESG and ESG risk rating One of only four energy companies on Barron’s Most Sustainable Companies list, based on an evaluation of 230 performance indicators that address environmental, social and corporate governance issues.

30 New England States Have Aggressive Renewable and GHG Targets Regional Greenhouse Gas Emission Targets MMTCO2e 2019 2020 2025 CT 27.5% 29.0% 38.0% MA 24.94% 27.7% 38.96% NH 19.7% 20.7% 25.2% Renewable Portfolio Standards in Place (Percentage of electricity that must come from qualifying renewable facilities) 30

31 Most Effective Method of Reducing Emissions: Improve Energy Efficiency Source: American Council for an Energy - Efficient Economy 2019 Scorecard 15 3 20 1 6 3 Note: The lower the number…the more effective the Energy Efficiency Programs Retail Customer Count Up 3.3% Since 2014, While KWH Sales Down 5.2% Eversource MA, #1 Most Energy Efficient Utility in the United States According to ACEEE, in their second edition of the Utility Energy Efficiency Scorecard #1 Energy Efficiency Provider in the Nation According to Ceres most recent benchmarking report

Eversource Addressing Largest Sources of New England Carbon Emissions: Transportation, Space Heating and Power Generation 48.1% 36.9% 30.7% 10.4% 15.6% 33.5% 5.6% 19.2% 0% 20% 40% 60% 80% 100% New England U.S. 2017 Energy Carbon Emissions by Source New England vs. U.S. Transportation Space heating Power generation Industrial Source: U.S. Energy Information Administration 32

Current EV adoption trajectory insufficient to ensure compliance with 2025 target EVs on the road in MA/CT MA/CT CO2 emissions by sector (2017) • Ambitious goals set forth in the 2008 Global Warming Solutions Act • MA: Net zero GHG emissions by 2050; CT: Reduce GHG emissions 80% below 1990 levels by 2050 • Committed to 425,000 EVs on the road by 2025 as part of ZEV Alliance • Limited availability of public charging stations • Cost of charging infrastructure • Lack of consumer awareness • Upfront cost of electric vehicles • Variety of available vehicle models Significant progress yet to be made in decarbonizing the transportation sector States’ Objectives Barriers to EV Adoption x An appropriate level of utility support can address these barriers and drive market transformation x x x Carbon Reduction Goals and Vehicle Emissions Standards Will Help Electrify Transportation Sector 33

34 3Q 2020 3Q 2019 3Q Change 9M 2020 9M 2019 9M Change $0.60 $0.61 ($0.01) $1.33 $1.32 $0.01 0.36 0.33 0.03 1.13 1.07 0.06 (0.04) (0.05) 0.01 0.22 0.18 0.04 0.07 0.06 0.01 0.11 0.08 0.03 0.03 0.03 0.00 0.01 0.04 (0.03) 1.02 0.98 0.04 2.80 2.69 0.11 0.00 0.00 0.00 0.00 (0.64) 0.64 (0.01) 0.00 (0.01) (0.04) 0.00 (0.04) $1.01 $0.98 $0.03 $2.76 $2.05 $0.71 Electric Distribution Electric Transmission Ex. NPT Impairment (Non - GAAP) Natural Gas Distribution Parent & Other (Non - GAAP) Water Distribution Third Quarter and First Nine Months EPS Results EPS, Ex. NPT Impairment, Columbia Gas Asset Acquisition Costs (Non - GAAP) Columbia Gas Asset Acquisition Costs Reported EPS (GAAP) NPT Impairment

Company Transaction Size / Coupon Issuance Date Maturity Eversource Parent Senior Notes $350M @ 3.45% Jan 10, 2020 Jan 15, 2050 Eversource Parent Settle Equity Forward Sale Agreement $106M (1.5 Million shares) $314M (4.46 Million shares) Mar 23, 2020 Mar 26, 2020 NSTAR Electric Green Bonds $400M @ 3.95% Mar 26, 2020 Apr 1, 2030 NSTAR Gas First Mortgage Bonds $ 75M @ 2.33% $115M @ 3.15% May 7, 2020 May 1, 2025 May 1, 2050 Eversource Parent Equity Issuance * $509M (6 Million shares @ $86.26 per share ) Jun 15, 2020 Eversource Parent Senior Notes $300M @ 0.80% $600M @ 1.65% $300M @ 3.45% (2.585% yield) Aug 14, 2020 Aug 15, 2025 Aug 15, 2030 Jan 15, 2050 PSNH First Mortgage Bonds $150M @ 2.40% Aug 26, 2020 Sep 1, 2050 Yankee Gas First Mortgage Bonds $70M @ 2.90% Sep 15, 2020 Sep 15, 2050 2020 Financings * In addition, YTD September 30, 2020, there have been 956,828 Treasury Shares issued. 35